SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  November 22, 2002

DEPOMED, INC.
(Exact name of registrant as specified in its charter)

California	001-13111	94-3229046
(State of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1360 O’Brien Drive, Menlo Park, California	94025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone no., including area code:	(650) 462-5900

NOT APPLICABLE
(Former name or former address, if changed since last report)

Item 5.  Other Events

                On November 22, 2002, DepoMed, Inc. (the “Company”) and Bristol-Myers Squibb Company (“Bristol”) entered into a Settlement and Release Agreement which provides for the settlement of litigation between the Company and Bristol related to the Company’s U.S. Patent No. 6,340,475.  The Settlement and Release Agreement is attached hereto as Exhibit 10.1.

Item 7.  Financial Statements and Exhibits

Exhibits

10.1	Settlement and Release Agreement, dated as of November 22, 2002, between DepoMed, Inc. and Bristol-Myers Squibb Company.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DEPOMED, INC.

/s/John F. Hamilton
John F. Hamilton
Vice President - Finance and
Chief Financial Officer

Date:  December 3, 2002

EXHIBIT INDEX

Exhibit
10.1	Settlement and Release Agreement, dated as of November 22, 2002, between DepoMed, Inc. and Bristol-Myers Squibb Company.